Supplement dated June 27, 2016 to the following Prospectuses and Booklets dated April 29, 2016:

*	Variable Adjustable Life
*	Variable Adjustable Life SD
*	Variable Adjustable Life Horizon
*	Variable Adjustable Life Summit
*	Variable Adjustable Life Survivor
*	MultiOption(r) Advisor Variable Annuity
*	MultiOption(r) Legend Variable Annuity
*	MultiOption(r) Extra Variable Annuity
*	MultiOption(r) Guide Variable Annuity
*	MultiOption(r) Achiever Variable Annuity
*	MultiOption(r) Classic Variable Annuity


Effective on or about July 15, 2016, (i) Putnam VT Voyager Fund Class IB Shares ("VT Voyager Fund") is merging into Putnam VT Growth Opportunities Fund Class IB Shares ("VT Growth Opportunities Fund"), and (ii) the surviving fund, VT Growth Opportunities Fund, will be added as an investment option to those products (the "Products" or "Product") listed above.

After the merger, the VT Voyager Fund will no longer be an investment option for the Products and the Sub Account offered under your Product that was investing in the VT Voyager Fund will invest in the VT Growth Opportunities
Fund. All references in the Product prospectuses to VT Voyager Fund will be replaced with VT Growth Opportunities Fund, including the addition of the following:

Fund Name
Putnam VT Growth
Opportunities Fund
Class IB Shares

Investment Adviser
Putnam Investment Management, LLC

Investment Objective
Seeks capital appreciation

A copy of the Putnam VT Growth Opportunities Fund Summary Prospectus is attached for your reference. You should read the prospectus carefully and consider the investment objectives, risks, charges, and expenses associated with any underlying investment option before you invest.

If you need additional information, please contact your registered representative.


F86248 6 2016
Please retain this supplement for future reference.